AMCAP Fund, Inc.
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 74U1 and 74U2, and 74V1 and 74V2 the complete answers are as follows:


Item 74U1 and 74U2
Number of shares outstanding

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Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
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Class A            785,629
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Class B            59,168
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Class C            80,576
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Class F            100,605
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Total              1,025,978
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Class 529-A        14,910
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Class 529-B        3,559
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Class 529-C        5,136
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Class 529-E        902
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Class 529-F        384
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Class R-1          1,462
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Class R-2          16,719
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Class R-3          29,425
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Class R-4          14,423
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Class R-5          16,773
------------------ ----------------------------------
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Total              1,129,671
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Item 74V1 and 74V2
Net asset value per share (to nearest cent)

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                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
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Class A                 $18.69
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Class B                 $18.05
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Class C                 $17.96
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Class F                 $18.61
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Class 529-A             $18.65
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Class 529-B             $18.14
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Class 529-C             $18.16
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Class 529-E             $18.47
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Class 529-F             $18.66
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Class R-1               $18.26
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Class R-2               $18.24
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Class R-3               $18.48
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Class R-4               $18.65
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Class R-5               $18.77
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